UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2008

KITE REALTY GROUP TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-32268	11-3715772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

30 S. Meridian Street
Suite 1100
Indianapolis, IN		46204
(Address of principal executive offices)		(Zip Code)

(317) 577-5600

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Kite Realty Group Trust (the “Company”) is filing as Exhibit 99.1 (incorporated by reference herein) a description of certain material federal income tax considerations relating to the taxation of the Company as a real estate investment trust, or REIT, and the ownership and disposition of the Company’s equity securities.  The description contained in Exhibit 99.1 to this Current Report on Form 8-K replaces and supersedes prior descriptions of the federal income tax treatment of the Company and its shareholders to the extent that they are inconsistent with the description contained in this Current Report on Form 8-K.

Certain statements in the description of material federal income tax considerations contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•	national and local economic, business, real estate and other market conditions;
•	the ability of tenants to pay rent;
•	the competitive environment in which we operate;
•	financing risks;
•	property management risks;
•	the level and volatility of interest rates;
•	the financial stability of tenants;
•	our ability to maintain our status as a REIT for federal income tax purposes;

•	acquisition, disposition, development and joint venture risks;
•	potential environmental and other liabilities;
•	other factors affecting the real estate industry generally; and
•

other risks identified in this prospectus supplement, the accompanying prospectus and, from time to time, in other reports we file with the Securities and Exchange Commission or in other documents that we publicly disseminate.

Except as otherwise required by the federal securities laws, the Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.  The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, which discuss these and other factors that could adversely affect the Company’s results.

Item 9.01.              Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description

99.1	Material United States Federal Income Tax Considerations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

Date: September 30, 2008	By:	/s/ Daniel R. Sink

Daniel R. Sink
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Material United States Federal Income Tax Considerations